UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2017

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Certain matters discussed within this Current Report on Form 8-K are forward-looking statements including, but not limited to the ability to comply with NASDAQ Listing Rules regarding the trading price of our common stock, the timing and ability to enter into any additional acquisitions and expand our business, as well as the size of future revenue or trading volume or future access to capital markets. Although Staffing 360 Solutions, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Specifically, in order for the Company to achieve annualized revenues of $300 million, the Company will need to successfully raise sufficient capital, to consummate additional target acquisitions, successfully integrate any newly acquired companies, organically grow its business, successfully defend any potential future litigation, as well as various additional contingencies, many of which are unknown at this time and generally out of the Company’s control. The Company can give no assurance that it will be able to achieve these objectives. Staffing 360 Solutions does not undertake any duty to update any statements contained herein (including any forward-looking statements), except as required by law. Factors that could cause actual results to differ materially from expectations include general industry considerations, regulatory changes, changes in local or national economic conditions, our ability to access the capital markets on terms acceptable to us, or at all, our ability to comply with our contractual covenants, including in respect of our debt and other risks detailed from time to time in Staffing 360 Solutions’ reports filed with the SEC, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

Item 1.01Entry into a Material Definitive Agreement.

On June 15, 2017, Staffing 360 Solutions, Inc., (a Nevada corporation, and referred to in this Current Report as “Staffing Nevada”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders approved an Agreement and Plan of Merger (the “Plan of Merger”) between the Staffing Nevada and its wholly-owned Delaware subsidiary, Staffing 360 Solutions, Inc. (“Staffing Delaware” or the “Company”), pursuant to which Staffing Nevada merged with and into the Company for the sole purpose of changing the Company’s state of domicile, including amending and restating the Company’s Certificate of Incorporation and Bylaws.

Staffing Delaware is deemed to be the successor issuer of Staffing Nevada under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Plan of Merger is attached hereto as Exhibit 2.1. The merger was effected by filing Articles of Merger with the Secretary of State of the State of Nevada, a copy of which is attached hereto as Exhibit 3.1, and by filing a Certificate of Merger with the Secretary of State of the State of Delaware, a copy of which is attached hereto as Exhibit 3.2.

The reincorporation of the Company did not result in any change in the name, Nasdaq listing, CUSIP number, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Company. In addition, the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “STAF.” Shareholders are not required to exchange Company shares in connection with the reincorporation.

As of the effective date of the reincorporation, the rights of the Company’s stockholders began to be governed by the Delaware General Corporation Law, the Staffing Delaware Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.3 and the Amended and Restated Bylaws of Staffing Delaware, attached hereto as Exhibit 3.4.

Additional information about the reincorporation and a comparison of the rights of stockholders of the Company prior to and following the reincorporation can be found in the Company’s definitive proxy statement for the special shareholder meeting, filed with the Securities and Exchange Commission on April 27, 2017 (the “2017 Proxy”), the relevant portions of which are incorporated herein by reference. The description of the Plan of Merger, the Staffing Delaware Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Staffing Delaware above and such portions of the proxy statement are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosures set forth under Items 1.01 and 5.07, which are incorporated by reference into this Item 5.03.

Item 5.07Submission of Matters to a Vote of Security Holders.

(a)	On June 15, 2017, the Staffing Nevada held the Special Meeting referenced in Item 1.01.

(b)	The final results of voting for each matter submitted to a vote of stockholders at the Special Meeting are set forth below.

(1) The change in our corporate domicile from the state of Nevada to the state of Delaware was approved by the following vote:

	For	Against	Abstain	Broker Non-Vote
Change in corporate domicile	8,380,428	190,951	44,578

(2) The issuance of Common Stock pursuant to the Jackson Warrant Agreement was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Issuance of Stock per Warrant	8,291,441	242,079	82,437

(3) The issuance of Common Stock pursuant to the April Purchase Agreement was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Issuance of Stock per April P.A.	8,298,442	237,430	80,085

(4) The authorization to issue additional Common Stock in connection with future financings was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Issuance of Stock for future financings	8,059,320	435,486	121,151

Item 8.01Other Events.

On June 15, 2017, the Registrant issued the press release regarding the voting results attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 15, 2017
3.1	Articles of Merger, dated June 15, 2017
3.2	Certificate of Merger, dated June 15, 2017
3.3	Amended and Restated Certificate of Incorporation, dated June 15, 2017
3.4	Amended and Restated Bylaws, dated June 15, 2017
99.1	Press Release, dated June 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2017	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Executive Chairman